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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 11, 2001

                          BEACON CAPITAL PARTNERS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Maryland                         000-24905                   04-3403281
-------------------              -------------------         -----------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                       Identification No.)


          One Federal Street, 26th Floor, Boston, Massachusetts, 02110
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 457-0400
                                                           --------------


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ITEM 5.  OTHER EVENTS

         On July 11, 2001, Beacon Capital Partners, Inc. ("Beacon") issued a press release announcing that they had completed the sale of a substantial portion of the Dallas Office and Industrial Portfolio as well as the office component of the Fort Point Place project located in Boston, Massachusetts. The purchase price for these sales was determined in arms' length negotiations between Beacon and the respective buyers. As a result of these sales, Beacon shall make a special dividend distribution to its shareholders of $1.00 per share.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc.,
                        dated July 11, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             BEACON CAPITAL PARTNERS, INC.


Date:  July 12, 2001                         By: /s/ Randy J. Parker
                                                 ------------------------------
                                                 Randy J. Parker
                                                 Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

Exhibit 99.1 Press Release of Beacon Capital Partners, Inc., dated July 11, 2001